                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 27, 2001


                                     1-6880
                            (Commission File Number)

                             -----------------------

                                  U.S. BANCORP

             (Exact name of Registrant as specified in its charter)

        DELAWARE                                         41-0255900
(State of incorporation)                              (I.R.S. Employer
                                                    Identification Number)

                                 U.S. Bank Place
           601 Second Avenue South, Minneapolis, Minnesota 55402-4302
              (Address of Registrant's principal executive office)

                                 (612) 973-1111
                         (Registrant's telephone number)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Businesses Acquired


         The following audited consolidated financial statements of Firstar Corporation, a Wisconsin corporation ("Firstar"), are included in this report:

         -        Consolidated Balance Sheets as of December 31, 2000 and 1999;
                  and

         - Consolidated Statements of Income for the Years Ended December 31, 2000, 1999 and 1998; and

         - Consolidated Statements of Changes in Shareholders' Equity for the Years Ended 2000, 1999, and 1998; and

         - Consolidated Statements of Cash Flows for the Years Ended December 31, 2000, 1999 and 1998.

(b) Pro Forma Financial Information


         The following unaudited pro forma combined financial statements of Firstar and the Registrant were filed previously:


         - Unaudited Pro Forma Combined Selected Financial Data for the most recent five years ended December 31, 2000; and

         - Unaudited Pro Forma Combined Balance Sheet for the Year Ended December 31, 2000; and

         - Unaudited Pro Forma Combined Income Statements for the Years Ended December 31, 2000, 1999 and 1998; and

         -        Notes to Unaudited Pro Forma Combined Financial Information

(c) Exhibits


         The following exhibits are filed herewith:


Exhibit Number                              Title


23.1 Consent of PricewaterhouseCoopers LLP regarding the audited financial statements of Firstar Corporation included herein.


                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    U.S. BANCORP


                                    By:    /s/ Terrance R. Dolan
                                           -------------------------------------
                                    Name:  Terrance R. Dolan
                                    Title: Senior Vice President and Controller




                              Date: March 16, 2001

                                  EXHIBIT INDEX



EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

23.1 Consent of PricewaterhouseCoopers LLP regarding the audited financial statements of Firstar Corporation included herein




                                      -4-